JAMES BERNS
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                                               December 4, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I hereby assign and transfer 666,667 shares to the Treasury.

                                                               Sincerely,

                                                               /S/ JAMES BERNS
                                                               ---------------
                                                               James Berns

                                  MICHAEL BERNS
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                                               December 4, 2007

Gold Run Inc.
330 Bay Street
Suite 820
Toronto, Ontario M5H 2S8
CANADA


Gentlemen:

         I hereby assign and transfer 1,333,333 shares to the Treasury.

                                                               Sincerely,

                                                               /S/ MICHAEL BERNS
                                                               -----------------
                                                               Michael Berns